SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                   May 3, 1998
                Date of Report (Date of earliest event reported)
                      MARITIME TRANSPORT & TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


   New York                      0-8880               11-2196303
(State or other jur-         (Commission          (IRS Employer
 isdiction of incor-         File Number)       Identification No.)
         poration)

1535 Memphis Junction Road, Bowling Green, Kentucky      42101.
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (502) 781 - 8453


(Former name or former address, if changed since last report.) No change.

  108 Main St., Stamford, NY               12167-1137

Item 1. Change in Control of Registrant

(a) The Registrant has experienced change in control. On May 3, 1998, George Bergleitner, the Company's President and a director resigned, and Paul Clark was appointed as both President. On the same day, May 3, 1998 The Company entered into a reverse merger with B.G. Banking Equipment, Inc., a privately held Kentucky corporation having its principal place of business at 1535 Memphis Junction Road, Bowling Green, Kentucky 42101-0531. This merger had an effective date of June 1, 1998. In that transaction, the Company purchased all of the outstanding shares of B.G. Banking Equipment, Inc., in exchange for
          11,282,250 shares of the Company's common stock. The majority shareholders of B.G. Banking Equipment, Inc., Paul D. Clark and Roberta Clark, each received 5,250,000 shares of the Company's common stock each, in exchange for 3,500,000 shares of the common stock of B.G. Banking Equipment, Inc. which they previously held. Prior to this exchange, the Company had done a ten for one reverse split which had left the Company with 3,848,455 common shares issued and outstanding. After the completion of the merger, the Clarks collectively hold 10,500,000 shares of the Company's common stock out of a total of 15,130,705 common shares issued and outstanding, or 69% of the Company's total issued and outstanding common stock.

(b) There are no arrangements by which a change in control will occur in the future.

Item 2. Acquisition of Assets

     On May 3, 1998 The Company entered into a reverse merger with B.G. Banking Equipment, Inc., ("BBI") a privately held Kentucky corporation having its principal place of business at 1535 Memphis Junction Road, Bowling Green, Kentucky 42101-0531. In that transaction, the Company purchased all of the outstanding shares of B.G. Banking Equipment, Inc., in exchange for 11,282,250 shares of the Company's common stock. The principle followed in determining the amount of shares of the Company's common stock issued per share of BBI's common stock was that the while the Company had no assets, it has intrinsic value as a publicly traded shell while BBI had assets but was privately held. None of the people who sold the common stock of BBI to the Company had any previous material relationships with the registrant or any of its officers, directors, or majority shareholders, except for George Bergleitner, the Company's previous president and a past director until his resignation on May 3, 1998, who owned 150,000 shares of BBI, and Paul D. Clark, the company's current president and a director, who was one of the majority shareholders of BBI. The company bought the following numbers of BBI shares from the following people:

Paul D. Clark                               3,500,000
Roberta Clark                               3,500,000
Albert Blankenship                          71,500
Andrew Seim                                 150,000
Alexander C. Brosda                         150,000
George C. Bergleitner, Jr. 150,000

                  No funds were transferred as part of this transaction.

         The Asset Acquisition Agreement is attached hereto as Exhibit 1.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

         Not applicable.

Item 5.  Other events.

         None reported.

Item 6.  Resignations of Registrant's Directors

     George Bergleitner, who was previously the Company's President and a Director, resigned effective immediately on May 3, 1998. The letter of resignation of Mr. Bergleitner from both posts is attached hereto as Exhibit 2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The financial statements giving effect to the acquisition are attached hereto as Exhibit 3.

Item 8.  Change in Fiscal Year

         Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf the undersigned hereunto duly authorized.

              Date: September _8_, 1998

              MARITIME TRANSPORT & TECHNOLOGY, INC.


              BY:_/s/Paul d. Clark________
                       Paul D. Clark
                       President

                        EXHIBIT 1 - ACQUISITION AGREEMENT
                        AGREEMENT OF BUSINESS COMBINATION
                                BY STOCK EXCHANGE

     AGREEMENT dated this 3rd day of May, 1998, by and between B.G. BANKING EQUIPMENT, INC., a Kentucky corporation having its principal place of business at 1535 Memphis Junction Road, Bowling Green, Kentucky 42101-0531 ("Seller" or the "Company"), a New York corporation, and MARITIME TRANSPORT & TECHNOLOGY, INC., a New York corporation having its principal address at 1535 Memphis Junction Road, Bowling Green, Kentucky 42101-0531 ("MTT" or "Maritime"). This Agreement shall be effective as of June 1, 1998, hereinafter referred to as the "Closing Date".

                               W I T N E S S E T H

     WHEREAS, Seller is desirous of exchanging all of its capital stock for stock in Maritime; and

     WHEREAS,   Maritime  is  desirous  of  acquiring  all  of  the  issued  and outstanding capital stock of the Seller;

     IT IS NOW THEREFORE AGREED that in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1. Exchange of Stock.

     1.1 Subject to the terms and conditions of this Agreement and the performance by the parties hereto of their respective obligations hereunder, Seller shall cause the Company to exchange, transfer, convey, assign and deliver to MTT, and MTT shall receive, acquire and accept on the Closing Date (as such term is hereinafter defined) all of the issued and outstanding capital stock of Seller upon the terms and conditions set forth herein after.

     1.2 The transfer of the Stock as herein provided shall be effected by delivery of stock certificates representing all of the issued and outstanding securities of the Seller, along with stock powers executed by all shareholders of the Seller. Company covenants that (i) it will, at any time and from time to time after the Closing Date, execute and deliver such other instruments of transfer and conveyance and do all such further acts and things as may be reasonably requested by MTT to transfer and deliver to MTT or to aid and assist MTT in collecting and reducing to possession, any and all of the Assets; (ii) MTT, after the Closing Date, shall have the right and authority to collect, for the account of MTT, all checks, notes and other evidences of indebtedness or obligations to make payment of money and other items which shall be transferred to MTT as provided herein and to endorse with the name of Company any such checks, notes or other instruments received after the Closing Date; and (iii) Company will transfer and deliver to MTT any cash or other property that Company may receive after the Closing Date in respect of or arising out of the business conducted by Company. After the Closing Date, at reasonable times and upon reasonable notice, Company shall have access to the books and records conveyed to MTT hereunder, and MTT shall have access to any minute books, stock books and similar corporate records retained by Company.

     1.3 Company covenants that between the date hereof and the Closing Date and, if reasonably requested by MTT, after the Closing Date, Seller shall use its best efforts to obtain the consent of any parties to any contracts, licenses, leases, commitments, sales orders, purchase orders or other agreements being assigned by Company to MTT hereunder as shall be reasonable requested by MTT. If any such required consent is not obtained, this agreement shall not constitute an agreement to assign the instrument relating thereto, however Seller shall cooperate with MTT in any reasonable arrangement to provide for MTT the benefits under any such contract, license, lease, commitment, sales order, purchase order or other agreement, including enforcement, at the cost and for the benefit of MTT, of any and all rights of Company against the other party thereto arising out of the breach or cancellation by such party.

     2. Assumption of Liabilities. MTT assumes all liabilities of Company set forth on the attached financial statement of the Seller attached hereto as Exhibit A which the Seller represents and warrants to have not appreciably changed from the date of issuance of said financial statement until the date of Closing. If any material increase in total liabilities has occurred the Seller will disclose the same in writing to MTT at or prior to closing.

     3. Closing. The Closing hereunder (the "Closing") shall take place at the offices of Roger L. Fidler, Esq., 163 South Street, Hackensack, NJ 07601 or at such other place as may be agreed by MTT and Company (the "Closing Date").

     4. Exchange Terms; Allocation.

     4.1 In consideration of the exchange and transfer of the Assets herein contemplated, on the Closing Date, MTT shall deliver to Seller's shareholders, as set forth on Exhibit B, certificates for 11,282,250 shares of Maritime's sole class of common stock on the date of closing.

     4.2 Upon the conclusion of this transaction, MTT represents that the total number of issued and outstanding shares of MTT shall be no greater than 4,000,000 and that no other shares of any class or kind of MTT shall have been issued.

     5. Representations and Warranties of Seller. Seller hereby represents and warrants as follows:

     5.1 Company is a corporation duly organized, validly existing and in good standing under the laws of Kentucky and has full power and authority to own its properties and carry on its business as and in the places where such properties are now owned or such business is now being conducted. On or before closing, Seller shall establish to the satisfaction of MTT that it has title to the Assets set forth on its financial statements. Complete and correct copies of the Certificate of Incorporation of Company and all amendments thereto, certified in each case by the Secretary of State of Kentucky, and of the By-Laws of Company, and all amendments thereto, certified by the Secretary of Company, have been or will be delivered to MTT on or prior to the Closing Date by Company. Company is duly qualified to do business and is in good standing in all jurisdictions in which such qualification is necessary because of the character of the properties owned by it or the nature of its activities. Company has taken no action and has not failed to take any action, which action or failure would preclude or prevent MTT from conducting the business of Company in the manner heretofore conducted.

     5.2 Company has obtained written approval of over two-thirds of its stockholders and is fully empowered by them to enter into this transaction.

     5.3 Seller has full power and authority, corporate and otherwise, to enter into this agreement on behalf of the Company and to cause the Company to assume and perform its, his or her obligations hereunder. The execution and delivery of this agreement and the performance by Company of its obligations hereunder have been duly authorized by the Board of Directors of Company and no further action or approval, corporate or otherwise, is required in order to constitute this agreement as a binding and enforceable obligation of Company. The execution and delivery of this agreement and the performance by Company of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or By-Laws of Company and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Assets by reason of the terms of any contract, mortgage, lien, lease, agreement indenture, instrument, judgment or decree to which Company is a party or which is or purports to be binding upon Company or which affects or purports to affect any of the Assets.

     5.4 No action, approval, consent or authorization, including but not limited to any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary as to Company in order to constitute this agreement as a binding and enforceable obligation of Company in accordance with its terms.

     6. Representations and Warranties of MTT. MTT hereby represents and warrants that on the closing date all of the following will be true:


     6.1 MTT is a corporation duly organized, validly existing and in good standing under the laws of New York. MTT is not presently conducting any business in any location. Complete and correct copies of the Certificate of incorporation of MTT and all amendments thereto, certified in each case by the Secretary of State of the State of New York, and of the By-Laws of MTT, and all amendments thereto, certified by the Secretary of MTT, have been or will be delivered to Company on or prior to the Closing Date by MTT. MTT will present at closing a Certificate of good standing or its equivalent. MTT has taken no action and has not failed to take any action, which action or failure would preclude or prevent Company from conducting the business of Company in the manner heretofore conducted.

     6.2 MTT has no authorized or outstanding securities other than its common stock, $.001 par value per share (the "Common Stock"), which consists of 80,000,000 authorized shares of which not more than 4,000,000 shares are currently outstanding. All outstanding Common stock is duly authorized, validly issued, fully-paid and non-assessable (except for such statutory and constitutional obligations as may be imposed notwithstanding full payment for and valid issuance of such shares), and there are no presently issued or outstanding securities of MTT convertible into common stock nor are there any outstanding options, warrants, agreements, rights or commitments of any kind relating to the authorized but unissued Common Stock. All transfer taxes, if any, with respect to transfers of securities of MTT made prior to the date hereof have been paid. All of the common stock is owned, both beneficially and of record, free of any security interests, liens, pledges, claims, charges, escrows encumbrances, options, rights of first refusal, mortgages, indentures, security agreements or other contracts (whether or not relating in any way to credit or the borrowing of money) and the designated owner thereof has the unrestricted right to vote such Common Stock.

     6.3 MTT's Board of Director's will recommend to all shareholders, as soon as practicable after receipt of Company's certified financial statements, approval of the transaction contemplated herein and obtain written consent to take such acts and actions as may be deemed necessary or advisable by counsel to Company to fully empower MTT and its Board of Directors to enter into and consummate this transaction.

     6.4 MTT has full power and authority, corporate and otherwise, to enter into this agreement and to assume and perform its, his or her obligations hereunder. The execution and delivery of this agreement and the performance by MTT of its obligations hereunder have been duly authorized by the Board of Directors of MTT and no further action or approval is required in order to constitute this agreement as a binding and enforceable obligation of MTT. Written consent to this transaction from the majority shareholders of MTT will be provided at Closing. Further, MTT will provide an opinion of counsel at closing opining to the legality of the issuance of the shares, and the corporate status of MTT. The execution and delivery of this agreement and the performance by MTT of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or By-Laws of MTT and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its assets by reason of the terms of any contract, mortgage, lien, lease, agreement, instrument, judgment or decree to which MTT is a party or which is or purports to be binding upon Company or which affects or purports to affect any of its assets.

     6.5 No action, approval, consent or authorization, including but not limited to any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary as to MTT in order to constitute this agreement as a binding and enforceable obligation of MTT in accordance with its terms.

     6.6 Since the date of the last financial statement attached hereto as Exhibit A, there have been no adverse changes in the financial condition, assets, liabilities, properties or business of MTT and MTT has not:

     6.7.1 authorized, issued, sold or converted any securities, or entered into any agreement with respect thereto;

     6.7.2 declared, set aside or made any dividend or other distribution or purchased, redeemed or reclassified any of their capital stock or effected any stock split, stock dividend, exchange or recapitalization or entered into any agreement in respect of the foregoing;

     6.7.3 incurred any damage, destruction or similar loss, whether or not covered by insurance, materially affecting their businesses or properties;

     6.7.4 sold, assigned or transferred. any of their tangible assets or any patent, trademark, tradename, copyright, license, franchise, design or other intangible assets or properties;

     6.7.5 mortgaged, pledged, granted or suffered to exist any lien or other encumbrance or charge on any of their assets or properties, tangible or intangible;

     6.7.6 waived any rights of material value or canceled, discharged, satisfied or paid any material debts or claims;

     6.7.7 incurred any obligation or liability (absolute or contingent, liquidated or unliquidated, choate or inchoate);

     6.7.8 leased or effected any transfer of any of their assets or properties;

     6.7.9 entered into, made any amendment of or terminated any lease, material contract or license;

     6.7.10 amended their Certificate of Incorporation or By-Laws;

     6.7.11 effected any change in their accounting practices, procedures or methods;

     6.7.12 became obligated to make any payment to any shareholder of MTT in any capacity, or entered into any transaction of any nature with any shareholder of MTT in any capacity;

     6.7.13 increased the compensation payable to any of their directors, officers or employees or became obligated to increase any such compensation;

     6.7.14 entered into any transaction other than in the ordinary course of business, or changed in any way any of their business policies or practices.

     6.8 MTT is not a party to or has any contract or commitment of any kind or nature whatsoever, written or oral, formal or informal, including, without limitation, any lease, license, franchise, employment, maintenance, consultant or commission agreement, pension, profit-sharing, bonus, stock purchase, stock option, retirement, severance, hospitalization, accident, insurance or other plan or arrangement involving employee benefits, contract with any labor union or contract for services, materials, supplies, merchandise, inventory or equipment, for the sale or purchase of any of its services, products or assets, for the borrowing of money or for a line or letter of credit, with any current or former director, officer or employee of MTT which will be in effect on the Closing Date, with any government or agency thereof, pursuant to which its right to compete with any entity or person in the conduct of its business is restrained or restricted for any reason or in any way, guaranteeing the performance, liabilities or obligations of any Entity or person, for capital improvements or expenditures or with any contractor or subcontractor for in excess of $100.00, for charitable contributions aggregating in excess of $100.00, or involving in excess of $100.00 in cash over its term (including any periods covered by any options to renew by any party).

     6.9. MTT has no liabilities except as shown on its financial statements, no contracts or other obligations whatsoever including any contingent liabilities.

     7. Financial Statements.

     Company shall deliver to MTT, as soon after the Closing Date as practicable, but in no event more than 30 days after the Closing Date, certified financial statements substantially confirming the representations made to date regarding Company's financial condition, obligations and commitments. These financial statements will be in a form acceptable to the United States Securities and Exchange Commission for consolidation with MTT's financial statements and will be in compliance with generally accepted accounting principles and Regulation SX promulgated under the Securities Act of 1933, as amended, and as it applies to corporations which have registered securities upon Form 10 or Form 10SB under the 1934 Securities exchange Act. After closing, the new management represents that it will timely file all forms required by the United States Securities and Exchange Commission and shall promptly file for listing on NASDAQ as soon as NASDAQ listing requirements are met.

     8. Miscellaneous.

     a) This Agreement shall constitute the entire agreement of the parties hereto and may not be amended, except by written consent of the parties hereto in writing executed by them.

     b) This Agreement shall be construed according to the laws of the State of New York and shall be enforceable in any court of competent jurisdiction located in the State of New York.

     c) This Agreement shall inure to the benefit of the parties and their successors in interest, if any, but shall not otherwise be assignable.

     d) Where in this Agreement one gender or the other is used, of the singular or the plural is used, and if to effect the intent of the parties hereto the use of the other gender or number is needed then it is understood that such gender or both or such number or both is implied.

     e) This Agreement may be executed in counterparts and receipt of facsimile transmission of signatures shall be sufficient to effect acceptance of this Agreement, although the parties hereto agree to submit within a reasonable time duplicate original signed copies of this Agreement to each other.

     9. Indemnification.

     Each party to this Agreement shall indemnify and hold harmless each other party at all times after the date of closing against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorney's fees incident to any of the foregoing, resulting from any misrepresentation, breach of covenant or warranty for non-fulfillment of any agreement on the part of such party under this Agreement, or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand for any reasonable payments made by said parties at any time after the date of closing, in respect to any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same, and such party failed to defend or satisfy the same.

     10. Expenses. Seller shall pay all expenses of the transaction.


IN WITNESS WHEREOF THE PARTIES HERETO, HAVING BEEN DULY AUTHORIZED BY THEIR RESPECTIVE BOARDS OF DIRECTORS, HAVE SET THEIR HANDS AND SEALS ON THE DATE FIRST ABOVE WRITTEN.

MARITIME TRANSPORT & TECHNOLOGY,       B.G. BANKING EQUIPMENT, INC.
         INC.

BY:__/s/ Paul D. Clark___________      BY:__/s/ Paul D. Clark_____
         Paul D. Clark                          Paul D. Clark
                                               PRESIDENT PRESIDENT

                                    EXHIBIT 2
                               George Bergleitner
                                  108 Main St.
                             Stamford, NY 12167-1137



Paul Clark
Maritime Transport
& Technology, Inc.
1535 Memphis Junction Road
Bowling Green, Kentucky
42101


Dear Paul,

     Effective immediately, I am resigning as both a director and as President of Maritime Transport & Technology, Inc. My final act as president of the corporation was to ensure that the company is current in all of its financial reports as required by the Securities and Exchange Commission under the Securities Exchange Act of 1934.



Sincerely,

/s/ George Bergleitner
George Bergleitner

                                    EXHIBIT 3


                      MARITIME TRANSPORT & TECHNOLOGY, INC.

                    Pro Forma Condensed Financial Statements

                                   (Unaudited)

     The following  unaudited proforma combined condensed  financial  statements present a combined  balance sheet and related  statements of income,  cash flows and stockholders' equity of Maritime Transport & Technology, Inc. (the "Company"), B.G. Banking Equipment, Inc., ("B.G. Banking") and Financial Building Equipment Exchange, Inc., ("FBEE"), Kentucky corporations. giving effect to the reverse acquisition and using the purchase method of accounting for the proposed combination pursuant to an Agreement of Business Combination, the ("Agreement"), which was dated on May 3, 1998.

     The combination with B.G. Banking and FBEE is reflected using the purchase method of accounting, whereby the Company will issue 11,282,250 shares of common stock in exchange for all of the issued and outstanding shares of B.G. Banking and FBEE.

     The pro forma combined condensed balance sheet as of May 31, 1998 and the related statements of income for the year ended May 31, 1998 giving effect to the proposed transactions as if they had been in effect throughout the periods presented. The information shown is based upon numerous assumptions and estimates and is not necessarily indicative of the results of future operations of the combined entities or the actual results that would have occurred had the transaction been consummated during the periods indicated . These statements should be read in conjunction with the consolidated financial statements of the Company, and the financial statements of B.G. Banking and FBEE included herein.


                                                    MARITIME TRANSPORT & TECHNOLOGY, INC.
                                                     CONSOLIDATED PROFORMA BALANCE SHEET
                                                                MAY 31, 1998
                                                                              Financial
                                             Maritime                          Building                      Consolidated
                                            Transport &      B.G. Banking     Equipment                    Maritime Transport &
                                         Technology, Inc.  Equipment, Inc.  Exchange, Inc.   Adjustments      Technology, Inc.
                      Assets
Current assets
  Cash and cash equivalents                           $-0-          $40,639        $34,950                                 $75,589
  Accounts  receivable                                              253,859         56,227                                 310,086
  Inventory                                                          87,763         86,032                                 173,795
  Note receivable                                                                   13,200                                  13,200
  Corporate income taxes receivable                                   5,358          3,567                                   8,925
  Prepaid expenses                                                    1,200                                                 1,200

  Current assets                                                    385,819        193,976                                 579,795

Capital assets-net                                                   26,901         17,142                                  44,043

Other assets
  Loans receivable - non affiliated                                  27,499                                                 27,499
  Loans receivable-shareholder                                       34,081         17,870                                  51,951
  Loan receivable affiliate                                          39,400                                                 39,400
  Security deposit                                                      805                                                    805

   Total other assets                                               101,785         17,870                                119,655
Total assets                                       $-0-            $514,505       $228,988                               $743,493
                                         Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable and accrued expenses                            $150,959        $47,454                                $198,413
  Customer deposits                                                  61,406                                                 61,406
  Corporate income tax payable                       1,580                                                                   1,580
  Investor loans payable                                            131,500                                                131,500
  Notes payable-bank                                                  7,274        102,064                                109,338

Total current liabilities                            1,580          351,139        149,518                                 502,237

Long term liabilities
  Note payable - bank                                               13,855                                                 13,855

Total liabilities                                                   364,994        149,518                                 514,512
Capital stock
 Common stock-authorized 80,000,000 common shares,
par value $.01 each, at May 31, 1998 the shares                                                                 (4,000)
outstanding was 15,130,705                          38,485            2,000          2,000           112,823               151,308
  Additional paid in capital                       346,360                                           116,158               462,518
  Retained earnings                              (386,425)          147,511        77,470          (224,981)             (386,425)
Total stockholders' equity                         (1,580)         149,511         79,470                -0-              227,401
Total liabilities and stockholders' equity         $-0-            $514,505      $228,988            $-0-                $743,493




                                                MARITIME TRANSPORT & TECHNOLOGY, INC.
                                             POFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                             MAY 31, 1998
                                                                                   Financial                          Consolidated
                                            Maritime        B.G. Banking        Building                        Maritime Transport
                                           Transport &     Equipment, Inc       Equipment                       & Technology, Inc.
                                        Technology, Inc.                     Exchange, Inc.      Adjustments
Revenue                                              $-0-          $869,482          $196,320                            $1,065,802

Costs of goods sold                                 -0-            393,008            72,007                               465,015

Gross profit                                          -0-           476,474           124,313                               600,787

Operations:
  General and administrative                           53           520,030           162,340                               682,423
  Depreciation and  amortization                     -0-             24,983           20,955                                45,938
  Total expense                                        53           545,013           183,295                               728,361

Income before corporate taxes                                      (68,539)          (58,982)                             (127,521)
Corporate income taxes
Other income and expenses
  Interest Income                                                     2,244               402                                 2,646
  Interest expense                                                                    (6,922)                               (6,922)
  Total other income and expenses                                     2,244           (6,520)                               (4,276)

Net income (loss)                                    $53           $(66,295)         $65,502                                 $(740)

Net income (loss)  per share -basic               $(0.00)           $(0.00)             $0.00                                $0.00
Number of shares outstanding-basic            15,130,705         15,130,705       15,130,705                            15,130,705



                                                   MARITIME TRANSPORT & TECHNOLOGY, INC.
                                               PROFORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                                                                                     Financial                       Consolidated
                                          Maritime Transport                        Building                     Maritime Transport
                                          & Technology, Inc.    B.G. Banking        Equipment                    & Technology, Inc.
                                                               Equipment, Inc     Exchange, Inc    Adjustments
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                     $(53)         $(66,295)         $(65,502)                         $(131,850)
  Depreciation                                                           24,983            20,955                             45,938
  Account receivables                                                  (96,773)          (31,134)                          (127,907)
  Inventory                                                             (6,404)           (3,000)                            (9,404)
  Federal taxes receivable                                                                    618                                618
  Prepaid expenses                                                      (1,200)                                              (1,200)
  Accounts payable and accrued expenses                                  64,113          (17,001)                             47,112
  Customer deposits payable                                              18,919           (6,066)                             12,853
  Corporate  taxes payable                                             (19,749)           (5,211)                           (24,960)
TOTAL CASH FLOWS FROM OPERATIONS                         (53)          (82,406)         (106,341)                          (188,800)
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital assets                                                       (39,682)                                             (39,682)
  Note receivable-affiliate                                            (39,400)            23,345                          ( 16,055)
  Note receivable- non affiliate                                        (4,423)                                              (4,423)

TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                            (83,505)            23,345                            (60,160)
CASH FLOWS FROM FINANCING ACTIVITIES
  Loan payable- investors                                               131,500                                              131,500
  Note payable-bank                                                      21,129          101,239                            122,368
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                              152,629           101,239                            253,868
NET INCREASE (DECREASE) IN CASH                          (53)          (13,282)            18,243                              4,908
CASH BALANCE BEGINNING OF PERIOD                          53             53,921           16,707                             70,681
CASH BALANCE END OF PERIOD                               $-0-          $40,639           $34,950                            $75,589


                                   MARITIME TRANSPORT & TECHNOLOGY, INC.
                          PROFORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
                                                            Additional         Accumulated
                        Common Stock        Common            paid in        deficit during
                                             Stock            capital       development stage     Total
June   1, 1994              38,484,549           384,845              $-0-          $(384,845)         $-0-
May 31, 1995                Net profit                                                  1,579        1,579

May 31, 1995                38,484,549          $384,845              $-0-          $(383,266)       $1,579

May 31, 1996                Net profit                                                  1,866        1,866
May 31, 1996                38,484,549           384,845              $-0-           (381,400)        3,445

May 31, 1997                  Net loss                                                 (4,952)      (4,952)

May 31, 1997                38,484,549           384,845              $-0-          $(386,372)     $(1,527)

April 14, 1998(1)            3,848,455            38,485           346,360           (386,372)      (1,527)
May 3, 1998(2)              11,282,250           112,823           116,158                          228,981
May 31, 1998                  Net loss                                                    (53)         (53)
May 31, 1998               15,130,705          $151,308           462,518           $(386,425)     227,401

(1) Reflects a 10 to 1 reverse split.
(2) Reflects the issuance of shares for acquisitions valued at $.02 per share.



         Note 1 - Organization of Company and Issuance of Common Stock



         a. Creation of the Company



     Maritime Transport & Technology, Inc. (the "Company") was formed under the laws of the State of New York on June 26, 1968 under the name of Inter-County Premium Advancing Corp. with an authorized capital of 200 common shares, no par value. On May 21, 1969, the Company amended its certificate of incorporation changing its name to Inter County Premium Advancing Corp. and amending the authorized number of shares to 2,000,000, $.01 par value. On November 15, 1971, the Company amended its certificate of incorporation changing its name to IPA Enterprises Corp. On June 22, 1976, the Company amended its certificate of incorporation changing its name to Delhi Chemicals, Inc. On April 2, 1981 the Company amended its certificate of incorporation changing its name to Delhi Consolidated Industries, Inc. On April 11, 1989, the Company amended its certificate of incorporation changing its name to Maritime Transport & Technology, Inc. and increasing the number of shares authorized to 40,000,000 common shares with a par value of $.01. A correction to the amendment to the certificate of incorporation dated April 11, 1989 was filed changing the number of common shares authorized to issue to 80,000,000 shares, $.01 par value.



         b. Description of the Company



     On May 31, 1998, the Company completed the acquisition of B.G. Banking Equipment, Inc., ("B.G. Banking") and Financial Building Equipment Exchange, Inc., ("FBEE"), Kentucky corporations. The Company is in the business of buying, selling, trading and refurbishing of financial equipment for banks and other financial institutions



         c. Issuance of Common Stock



     The number of common shares outstanding at May 31, 1997 is 38,484,549. No other shares have been issued.

       .

     On May 3, 1998, the Company reverse split the number of shares of common stock outstanding in a ratio of 1 for 10 restating the number of shares outstanding to 3,848,455.



     On May 3, 1998, the Company authorized for issuance 11,282,250 shares of common stock pursuant to an Agreement of Business Combination, the ("Agreement"), with B.G. Banking and FBEE. On May 31, 1998, the shares of common stock were released from escrow.



         Note 2-Summary of Significant Accounting Policies



         a. Basis of Financial Statement Presentation



     The proforma consolidated financial statements presented consist of the proforma balance for the Company of as of May 31, 1998, and the proforma balance sheet for B.G. Banking and FBEE as of May 31, 1998 and the related proforma statements of operations, retained earnings and cash flows for the year ended May 31, 1998 for the Company, and the related proforma statements of operations, retained earnings and cash flows for the nine months ended May 31, 1998 for B.G. Banking and FBEE.



         b. Cash and Cash Equivalents



     The Company treats temporary investments with a maturity of less than three months as cash.

         d. Earnings per share



     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, EARNINGS PER SHARE ("Statement No. 128"). Statement No. 128 applies to entities with publicly held common stock or potential common stock and is effective for financial statements issued for periods ending after December 15, 1997. Statement No. 128 replaces APB Opinion 15, Earnings per Share ("EPS"). Statement No. 128 requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic EPS includes no dilution and is computed by dividing net income by the total number of common shares outstanding for the period. Diluted EPS reflects the potential dilution of securities that could dilute the shares in computing the earnings of the Company such as common stock which may be issuable upon exercise of outstanding common stock options or the conversion of debt into common stock.



     Pursuant to the requirements of the Securities and Exchange Commission, the calculation of the pro forma shares used in computing pro forma basic and diluted EPS include the pro forma shares of common stock outstanding as of May 31, 1998.



     The pro forma Shares used in calculating basic and diluted net income per share were as follows:

                                                                   May  31, 1998
 Total number common
    shares outstanding                                      3,848,455
Effect of the issuance of shares pursuant to
the Agreement                                             11,282,250
Total shares outstanding                         15,130,705



         e. Revenue recognition



     Revenue is recognized when products are shipped or services are rendered.



         f.  Use of Estimates



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



         Note 3 - Acquisition of Subsidiaries



     On May 3, 1998, The Company entered into an Agreement with B.G. Banking and FBEE, pursuant to which the Company and an affiliated entity controlled my Paul and Roberta Clark exchanged all the issued and outstanding shares of common stock of these entities for 11,282,250 shares of Maritime's common stock. The shares of common stock were released from escrow on May 31, 1998.



     The transaction has been accounted for as a reverse acquisition and using the purchase method of accounting with historic costs being the basis of valuation, and accordingly, the accompanying financial statements include the results of operations of the consolidated operations from the effective date of the acquisition May 31, 1998.



     In a separate private transaction, the principals of the Company acquired on in December, 1997 27,943,370 shares of Maritime's common stock, which subsequently reverse split in a ratio of 10 to 1 on April 14, 1998.



         Note 4 - Related Party transactions



         a. Leased Office Space



     For the year ended May 31, 1998, the Company leases office space from the Company's President rent free on a month to month basis at Apt. 7A, 161 West 15th Street, New York, N.Y. 1011.



     The Company has entered into a three year lease with Paul Clark, President of the Company, for the lease of an aggregate of 23,976 square feet of office and warehouse space located at Building 1535 Memphis Junction Road, Bowling Green, Kentucky, 42101 for a monthly rent of $ 5,000 pursuant to a lease dated August 1, 1998 for 3 years.



         b. Officer Salaries



         No officer received a salary or other benefits in excess of $100,000.



         b. Due to Related Parties



     Certain officers of the Company have the following amounts due as of August 31, 1997 and May 31, 1998 aggregating $34,081 and $133,844 respectively. These amounts are payable on demand without interest.



         c. Managerial Relationship



     Mr. Paul Clark is the President of both the Company, B.G. Banking and FBEE. Paul and Roberta Clark are husband and wife.



         d. Change in Managerial Control



     On May 3, 1998, The Company entered into an Agreement with B.G. Banking and FBEE, pursuant these affiliated entities controlled my Paul and Roberta Clark exchanged all the issued and outstanding shares of common stock of these entities for 11,282,250 shares of Maritime's common stock.



         Note 5 -  Marketable Securities, Available for Sale



     The Company adopted Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities",
which requires that investments in equity securities that have readily determinable fair values and investments in debt securities be classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and Management's investment strategy, the Company's investments have been classified as available-for-sale. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     Securities classified as available-for-sale are carried at estimated fair value, as determined by quoted market prices, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At May 31, 1998, the Company had no investments that were classified as trading or held-to-maturity as defined by the Statement.



     The following is a summary of cash, cash equivalents and available-for-sale securities by balance sheet classification at May 31, 1998:

                                                     Gross             Gross                     Estimated
                                                     Unrealized        Unrealized                Fair
         `                          Cost             Gains             Gains                     Value
                                    ------           -------------     -------------             -------------
Cash                                $10                $-0-               $-0-                   $10
Total cash and

         cash equivalents           $10                $-0-               $-0-                   $10
         ==                  ===               ===                     ===



     The following is a summary of cash, cash equivalents and available-for-sale securities by balance sheet classification at May 31, 1998 for B.G. Banking:

                                                                                                                    Estimated
                                                                Gross           Gross                Fair
                                                                Unrealized   Unrealized            Market
                                                 Cost           Gains          Losses               Value
Cash                                           $ 23,698           $-0-            $   -0-               $ 23,698
Total cash and cash
   equivalents                                 $ 23,698           $-0-            $   -0-              $   23,698





     The following is a summary of cash, cash equivalents and available-for-sale securities by balance sheet classification at May 31, 1998 for FBEE:

                                                                                                                    Estimated
                                                                  Gross           Gross                Fair
                                                                  Unrealized   Unrealized            Market
                                                   Cost           Gains          Losses               Value
Cash                                           $   34,950          $-0-                    $-0-           $34,950
Total cash and cash
   equivalents                                 $   34,950          $-0-                    $-0-
$34,950

         Note 6 - Capital Assets



         a. Inventory



     Inventory has been recorded at the lower of cost or market under the first-in-first-out method.



     Inventory components for B.G. Banking as of May 31, 1998 were goods available for sale aggregating $72,852.



     Inventory components for FBEE as of May 31, 1998 were goods available for sale aggregating $86,032.



         b. Capital Assets



     Capital Assets for B.G. Banking consisted of the following at May 31, 1998:

                                                         Asset
         Equipment and tools                          $  46,344
         Autos and trucks                                81,572
         Office equipment                                24,895
         Leasehold improvements                          13,745
         Total                                         $166,556
         Less accumulated depreciation                  139,655
         Total                                        $  26,901



         Capital Assets for FBEE consisted of the following at May  31, 1998:

                  Office equipment                           $   8,668
                  Autos and trucks                              83,997
                  Equipment and tools                           44,148
                  Total assets                                 136,813
                  Less accumulated depreciation                119,671
                  Net assets                                  $ 17,142





         Note 7 - Bank Loans Payable



         a. Loans Due South Central Bank of Bowling Green, Inc.



     B.G. Banking is obligated to repay a loan payable to the South Central Bank of Bowling Green, Inc. in the principal amount of $8,052 in 36 equal monthly installments of $263.54 beginning January 16, 1998 with interest at 11%. The balance due at May 31, 1998 is $7,077. The loan is secured by a 1992 Ford truck.

     B.G. Banking is obligated to repay a loan payable to the South Central Bank of Bowling Green, Inc. in the principal amount of $14,052 in 40 equal monthly installments of $342.66 beginning June 20, 1998 with interest at 7.75%. The balance due at May 31, 1998 is $14,052. The loan is secured by a 19925 Buick Park Avenue.



         b. First American National Bank



     FBEE is obligated to repay a balance of $100,500 at May 31, 1998 against a $150,000 line of credit with interest at prime plus 2%. Interest is billed monthly. The line of credit is secured personally by the residence of Paul and Roberta Clark.



         c.  Note Payable South Central Bank of Bowling Green, Inc.



     FBEE is obligated to repay the balance of $1,564 as of May 31, 1998 in equal monthly installments of $273.47. The note is secured by a Ford F-150 truck.



         Note 8 - Loans Payable Investors



     On January 1, 1998, B.G. Banking conducted a private placement offering 3,000,000 shares of common stock at $1.00 per share. As of May 31, 1998, the Company received an aggregate of $131,500. The moneys received are reflected as an investor loan payable until the shares of common stock are issued by the Company.



         Note 9 - Income Taxes



     The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any, represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of May 31, 1996 and 1997, the Company had no material current tax liability, deferred tax assets, or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carry forward and was fully offset by a valuation allowance.



     At May 31, 1997, the Company has net operating loss carry forwards for income tax purposes of $224,981. These carry forward losses are available to offset future taxable income, if any, and expire in the year 2010. The Company's utilization of this carry forward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.



     The components of the net deferred tax asset as of May 31, 1998 are as follows:

 Deferred tax asset:
 Net operating loss carry forward                              $  76,935
 Valuation allowance                                           $(76,981)
 Net deferred tax asset                                        $     -0-



     The Company recognized no income tax benefit for the loss generated for the year ended May 31, 1997 and 1998.



     The Company recognized no income tax benefit from the loss generated in the year ended May 31, 1997. SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.



         Note 10 - Commitments and  Contingencies



         Financial consulting Agreements



     During the year, the Company entered into various financial consulting agreements with various clients under similar terms and conditions. As of May 31, 1998, all financial consulting relationships had been completed.



         Note 11 - Business and Credit Concentrations



     The amount reported in the financial statements for cash, trade accounts receivable and investments approximates fair market value. Because the difference between cost and the lower of cost or market is immaterial, no adjustment has been recognized and investments are recorded at cost.



     Financial instruments that potentially subject the company to credit risk consist principally of trade receivables. Collateral is generally not required.



         Note 12 - Development Stage Company



     The Company was considered to be a development stage company with minimal operations. The Company was dependent upon the financial resources of the Company's management for its continued existence. Since its reorganization, the Company has acquired operating entities with sufficient cash flow to sustain operations. The Company will continue to require additional funds to complete its planned expansion plans for a larger market share of the Company's present business, hire additional staff and finance increased inventory levels.

                                THOMAS P. MONAHAN
                           CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                                 (973) 790-8775



To The Board of Directors and Shareholders of Financial Building Equipment Exchange, Inc.

     I have audited the accompanying consolidated balance sheet of Financial Building Equipment Exchange, Inc. as of August 31, 1997 and the related consolidated statements of operations, cash flows and shareholders' equity for the years ending August 31, 1996 and 1997. These consolidated financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Financial Building Equipment Exchange, Inc. as of August 31, 1997 and the related consolidated statements of operations, cash flows and shareholders' equity for the years ending August 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                 /s/Thomas Monahan
                                Thomas P. Monahan, CPA
July 20, 1998
Paterson, New Jersey


                                FINANCIAL BUILDING EQUIPMENT EXCHANGE, INC.
                                                BALANCE SHEET
                                                                                                   May 31,
                                                                                August 31,           1998
                                                                                   1997           Unaudited
                                  Assets
Current assets
  Cash and cash equivalents                                                            $16,707         $34,950
  Accounts  receivable                                                                  25,093          56,227
  Inventory                                                                             83,032          86,032
  Note receivable                                                                       13,200          13,200
  Federal income tax receivable                                                          4,205           3,567
  Current assets                                                                       142,237         193,976

Capital assets-net                                                                      38,097          17,142

Other assets
  Loan receivable affiliate                                                                618
  Loan receivable-shareholder                                                          41,215          17,870
   Total other assets                                                                  41,833          17,870
Total assets                                                                         $222,167        $228,988
                                     Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable and accrued expenses                                                $60,235         $47,454
  Customer deposits                                                                      6,066
  Notes payable-bank                                                                     5,045         102,064
  Corporate tax payable                                                                  5,849

Total current liabilities                                                               77,195         149,518

Long term liabilities
  Note payable - bank
Total liabilities

Capital stock
  Common stock-authorized 2,000 common shares, par value $1.00 each, at
August  31, 1997 and May 31, 1998 the number of  shares outstanding was
2,000  respectively.                                                                     2,000           2,000
  Retained earnings                                                                   142,972          77,470
Total stockholders' equity                                                            144,972          79,470
Total liabilities and stockholders' equity                                           $222,167        $228,988



                                   FINANCIAL BUILDING EQUIPMENT EXCHANGE, INC.
                                             STATEMENT OF OPERATIONS
                                                                                 For the nine      For the nine
                                              For the year     For the year    months ended May  months ended May
                                                  ended            ended              31,               31,
                                             August 31, 1996  August 31, 1997        1997              1998
                                                                                   Unaudited         Unaudited
Revenue                                             $358,923          $402,547          $315,479          $196,320

Costs of goods sold                                 160,406           166,304           111,668            72,007

Gross profit                                         198,517           236,243           203,811           124,313

Operations:
  General and administrative                         178,291           157,364            94,312           162,340
  Depreciation and  amortization                     19,186            22,111            21,342            20,955
  Total expense                                      197,477           179,475           115,654           183,295

Income before corporate taxes                                                                             (58,982)
Corporate income taxes
Other income and expenses
  Interest Income                                                                                              402
  Interest expense                                                                                         (6,922)
  Total other income and expenses                                                                          (6,520)

Net income (loss)                                    $1,040           $56,768           $88,157          $(65,502)

Net income (loss)  per share -basic
Number of shares outstanding-basic


                                   FINANCIAL BUILDING EQUIPMENT EXCHANGE, INC.
                                             STATEMENT OF CASH FLOWS
                                                                               For the nine       For the nine
                                              For the year    For the year      months ended      months ended
                                                  ended           ended           May 31,            May 31,
                                               August 31,       August 31,         1997               1998
                                                  1996             1997          Unaudited          Unaudited

  Net income (loss)                                 $(1,719)         $56,768           $88,157           $(65,502)
  Depreciation                                        19,186          22,111            21,342              20,955
Adjustments to reconcile net income (loss)
to net cash
  Account receivables                               (13,174)         (8,572)          (21,064)            (31,134)
  Inventory                                           34,291        (23,204)          (23,422)             (3,000)
 Prepaid expenses                                        618             400
  Federal taxes receivable                           (4,605)                                                   618
  Accounts payable and accrued expenses             (24,706)          59,485            18,411            (12,781)
  Customer deposits payable                           14,900        (12,234)          (14,284)             (6,066)
  Corporate  taxes payable                           (1,038)          5,849                                (5,211)
TOTAL CASH FLOWS FROM OPERATIONS                      23,753         100,603            69,140           (102,121)
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital assets                                    (27,907)        (33,902)          (36,720)
  Notes receivable                                                  (13,200)           (8,700)
  Due from affiliate                                   3,105           (618)            26,963
  Due to affiliate                                     7,548         (7,548)
  Loan receivable-shareholder                                       (41,215)          (52,152)             23,345
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES          (17,254)        (96,483)          (70,609)              23,345
CASH FLOWS FROM FINANCING ACTIVITIES
  Notes payable                                      (1,977)         (5,589)                               97,019
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES           (1,977)         (5,589)                               97,019
NET INCREASE (DECREASE) IN CASH                        4,522         (1,469)           (1,469)              18,243
CASH BALANCE BEGINNING OF PERIOD                      13,654         18,176            18,176              16,707
CASH BALANCE END OF PERIOD                          $18,176         $16,707           $16,707             $34,950


               FINANCIAL BUILDING EQUIPMENT EXCHANGE, INC.
                     STATEMENT OF STOCKHOLDERS EQUITY

                  Common Stock  Common Stock       Retained
Date                                              Earnings       Total
09-01-1995               2,000          $2,000         $85,164     $87,164
08-31-1996        Net profit                            1,040       1,040
08-31-1996               2,000          $2,000         $86,204     $88,204

08-31-1997          Net profit                         56,768      56,768

08-31-1997               2,000          $2,000        $142,972    $144,972

Unaudited
05-31-1998          Net profit                        (65,502)    (65,502)

05-31-1998               2,000         $2,000         $77,470     $79,470


Note 1 -  Organization of Company and Issuance of Common Stock

       a. Creation of the Company

     Financial Building Equipment Exchange, Inc. (the "Company") was formed under the laws of Kentucky on October 12, 1989 and is authorized to issue 2,000 shares of common stock, no par value each.

       b. Description of the Company

     The Company is in the business of buying, selling, trading and refurbishing of finacial equipment for banks and other finacial institutions.

       c. Issuance of Capital Stock

     On October 13, 1989, the Company issued an aggregate of 2,000 shares of common stock to Paul and Roberta Clark in consideration for an aggregate of $2,000.

       Note 2 - Summary of Significant Accounting Policies

       a. Basis of Financial Statement Presentation

     The financial statements presented consist of the balance sheet of the Company as at August 31, 1997 and the unaudited balance sheet as of May 31, 1998 and the related statements of operations, stockholders equity and cash flows for the years ended August 31, 1996 and 1997 and the related unaudited statements of operations, stockholders equity and cash flows for the nine months ended May 31, 1997 and 1998.

       b. Cash and cash equivalents

     The Company treats temporary investments with a maturity of less than three months as cash.

       c. Property and Equipment

     Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives using the straight line methods over a period of five years. Maintenance and repairs are charged against income and betterment's are capitalized.

       d. Earnings per share

     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, EARNINGS PER SHARE ("Statement No. 128"). Statement No. 128 applies to entities with publicly held common stock or potential common stock and is effective for financial statements issued for periods ending after December 15, 1997. Statement No. 128 replaces APB Opinion 15, Earnings per Share ("EPS"). Statement No. 128 requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic EPS includes no dilution and is computed by dividing net income by the total number of common shares outstanding for the period. Diluted EPS reflects the potential dilution of securities that could dilute the shares in computing the earnings of the Company such as common stock which may be issuable upon exercise of outstanding common stock options or the conversion of debt into common stock.

     Pursuant to the requirements of the Securities and Exchange Commission, the calculation of the shares used in computing basic and diluted EPS include the shares of common stock outstanding as of May 31, 1998.

     Shares used in calculating basic and diluted net income per share were as follows:



               Year ended     Year ended    Nine months     Nine months
               August 31,     August  31,       May 31,         May 31,
             1996              1997                1997         1998
         --------------------------------------------------------------
 Total number
common shares
outstanding    1,000           1,000             1,000           1,000


       e. Revenue recognition

       Revenue is recognized when products are shipped or services are rendered.

       f. Selling and Marketing Costs

     Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred

       g. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       h. Significant Concentration of Credit Risk

     At August 31, 1997 and May 31, 1998, the Company has concentrated its credit risk by maintaining deposits in several banks. The maximum loss that could have resulted from this risk totaled $-0- and $-0- respectively which represents the excess of the deposit liabilities reported by the banks over the amounts that would have been covered by the federal insurance.



       i. Asset Impairment

     The Company adopted the provisions of SFAS No. 121, Accounting for the impairment of long lived assets and for long-lived assets to be disposed of effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. There was no effect of such adoption on the Company's financial position or results of operations.

       Note 3 - Sale of Company

     On April 15, 1998, the Company entered into an Agreement of Business Combination, the ("Agreement"), with Maritime Transport & Technology, Inc., a New York corporation, pursuant to which the Company and an affiliated entity controlled my Paul and Roberta Clark exchanged all the issued and outstanding shares of common stock of these entities for 11,282,250 shares of Maritime's common stock.

     The transaction has been accounted for as a reverse acquisition and using the purchase method of accounting with historic costs being the basis of valuation, and accordingly, the accompanying financial statements include the results of operations of the consolidated operations from the effective date of the acquisition May 31, 1998.

       Note 4 -  Marketable Securities, Available for Sale

     The Company adopted Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities",
which requires that investments in equity securities that have readily determinable fair values and investments in debt securities be classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and Management's investment strategy, the Company's investments have been classified as available-for-sale. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     Securities classified as available-for-sale are carried at estimated fair value, as determined by quoted market prices, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At August 31, 1997, the Company had no investments that were classified as trading or held-to-maturity as defined by the Statement.

     The following is a summary of cash, cash equivalents and available-for-sale securities by balance sheet classification at August 31, 1996:

                                     Estimated
                      Gross           Gross         Fair
                      Unrealized   Unrealized     Market
                      Cost           Gains       Losses               Value
Cash                 $ 16,707           $-0-     $   -0-               $ 16,707
Total cash and cash
   equivalents       $ 16,707           $-0-     $   -0-               $ 16,707



     The following is a summary of cash, cash equivalents and available-for-sale securities by balance sheet classification at May 31, 1998:

                                                          Estimated
                                 Gross            Gross                Fair
                                 Unrealized     Unrealized            Market
                         Cost    Gains           Losses               Value
Cash                 $   34,950   $-0-             $-0-           $34,950
Total cash and cash
   equivalents       $   34,950     $-0-          $-0-
$34,950

       Note 6 - Capital Assets

     Capital Assets for the Company consisted of the following at August 31, 1997:


                  Office equipment                            $  8,668
                  Autos and trucks                              87,136
                  Equipment and tools                           43,897
                  Total assets                                 139,700
                  Less accumulated depreciation                101,603
                  Net assets                                   $38,097

     Capital Assets for the Company consisted of the following at May 31, 1998:

                  Office equipment                           $   8,668
                  Autos and trucks                              83,997
                  Equipment and tools                           44,148
                  Total assets                                 136,813
                  Less accumulated depreciation                119,671
                  Net assets                                  $ 17,142

       Note 7 - Related Party transactions

       a. Issuance of Shares of Capital Stock

     The Company issued and aggregate of 1,000 shares of common stock to Paul and Roberta Clark in consideration for $2,000.

       b. Managerial Relationship

     Mr. Paul Clark is the President of both the Company and Financial Building Equipment Exchange, Inc.

       c. Change in Managerial Control

     On April 15, 1998, the Company exchanged all of its issued and outstanding shares of common stock in exchange for 11,282,250 shares of Maritime pursuant to Agreement. This Agreement enables the Company to have majority managerial and financial control in the decision making process of the Maritime.

     In a separate private transaction, the principals of the Company acquired on in December, 1997 27,943,370 shares of Maritime's common stock, which subsequently reverse split in a ratio of 10 to 1 on April 14, 1998.

       Note 8 - Income Taxes

     The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consistsof taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of August 31, 1997 and May 31, 1998, the Company's current tax liability was $14,389 and $3,567 respectively.

       Note 9 - Bank Notes Payable

       a. First American National Bank

     The Company is obligated to repay a balance of $100,500 at May 31, 1998 against a $150,000 line of credit with interest at prime plus 2%. Interest is billed monthly. The line of credit is secured personally by the residence of Paul and Roberta Clark.

       b. Note Payable South Central Bank of Bowling Green, Inc.

     The Company is obligated to repay the balance of $1,564 as of may 31, 1998 in equal monthly installments of $273.47. The note is secured by a Ford F-150 truck.

                                THOMAS P. MONAHAN
                           CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                                 (973) 790-8775



To The Board of Directors and Shareholders of B.G. Banking Equipment, Inc.

     I have audited the accompanying consolidated balance sheet of B.G. Banking Equipment, Inc. as of August 31, 1997 and the related consolidated statements of operations, cash flows and shareholders' equity for the years ending August 31, 1996 and 1997. These consolidated financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of B.G. Banking Equipment, Inc. as of August 31, 1997 and the related consolidated statements of operations, cash flows and shareholders' equity for the years ending August 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                                       /s/ Thomas P. Monahan
                                                      Thomas P. Monahan, CPA
July 20, 1998
Paterson, New Jersey


                                         B.G. BANKING EQUIPMENT, INC.
                                                BALANCE SHEET
                                                                                August 31,         May 31,
                                                                                   1997              1998
                                  Assets
Current assets
  Cash and cash equivalents                                                            $53,921         $40,639
  Accounts  receivable                                                                 157,086         253,859
  Inventory                                                                             78,359          84,763
  Corporate income taxes receivable                                                                      5,358
  Prepaid expenses                                                                                       1,200

  Current assets                                                                       289,366         385,819

Capital assets-net                                                                      12,200          26,901

Other assets
  Loans receivable - non affiliated                                                     23,076          27,499
  Loans receivable-shareholder                                                          34,081          34,081
  Loan receivable affiliate                                                                             39,400
  Security deposit                                                                        805             805
   Total other assets                                                                  57,962          101,785
Total assets                                                                          $359,528        $514,505
                                     Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable and accrued expenses                                                $86,846        $150,959
  Customer deposits                                                                     42,487          61,406
  Corporate income tax payable                                                          14,389
  Notes payable - investors                                                                            131,500
  Notes payable-bank                                                                                     7,274
Total current liabilities                                                            1,143,722         351,139

Long term liabilities
  Note payable - bank                                                                                  13,855
Total liabilities                                                                                      364,994

Capital stock
  Common stock-authorized 2,000 common shares, par value $1.00 each, at
August  31, 1997 and May 31, 1998 the number of  shares outstanding was
2,000  respectively.                                                                     2,000           2,000
  Retained earnings                                                                   213,806          147,511
Total stockholders' equity                                                            215,806         149,511
Total liabilities and stockholders' equity                                            $359,528        $514,505




                                           B.G. BANKING EQUIPMENT, INC.
                                             STATEMENT OF OPERATIONS
                                                                                 For the nine      For the nine
                                              For the year     For the year    months ended May  months ended May
                                                  ended            ended              31,               31,
                                             August 31, 1996  August 31, 1997        1997              1998
                                                                                   Unaudited         Unaudited
Revenue                                             $774,930        $1,096,756          $714,874          $869,482

Costs of goods sold                                  375,868          533,787           382,234           393,008

Gross profit                                         399,062           562,969           332,640           476,474

Operations:
  General and administrative                         378,015           467,235           264,207           520,030
  Depreciation and  amortization                      9,678            11,097             13,908            24,983
  Total expense                                      387,693           478,330           278,115           545,013

Income before corporate taxes                         11,369            84,639            54,525          (68,539)
Corporate income taxes                                 2,559            16,032            11,757
Other income and expenses
  Interest Income
  Interest income                                        350            2,107               725             2,244
  Total other income and expenses                        350             2,107               725             2,244

Net income (loss)                                    $8,460           $70,714           $43,493          $(66,295)

Net income (loss)  per share -basic
Number of shares outstanding-basic

                                           B.G. BANKING EQUIPMENT, INC.
                                             STATEMENT OF CASH FLOWS
                                                                               For the nine       For the nine
                                              For the year    For the year      months ended      months ended
                                                  ended           ended           May 31,            May 31,
                                               August 31,       August 31,         1997               1998
                                                  1996             1997          Unaudited          Unaudited

  Net income (loss)                                   $8,460         $70,714           $43,493           $(66,295)
  Depreciation                                         9,678          11,097            13,908              24,983
Adjustments to reconcile net income (loss)
to net cash
  Account receivables                                  4,056        (72,427)             3,092            (96,773)
  Inventory                                         (70,600)           1,491          (33,514)              (6,404)
 Prepaid expenses                                    (3,887)           3,887          (16,913)             (1,200)
  Accounts payable and accrued expenses               72,403        (10,790)          (25,338)              64,113
  Customer deposits payable                            2,564           2,063          (11,407)              18,919
  Corporate  taxes payable                             6,400         12,389             5,870             (19,749)
TOTAL CASH FLOWS FROM OPERATIONS                      29,074          18,424          (20,809)            (82,406)
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital assets                                       (656)         (7,227)           (5,820)            (39,682)
  Note receivable-affiliate                                          (1,284)             (222)           (124,163)
  Note receivable- non affiliate                                                                           (4,423)

TOTAL CASH FLOWS FROM INVESTING ACTIVITIES             9,621         (8,511)           (6,042)           (168,268)
CASH FLOWS FROM FINANCING ACTIVITIES
  Loan payable- investors                                                                                  131,500
  Note payable-bank                                                                                         21,129
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                                                                 152,629
NET INCREASE (DECREASE) IN CASH                       28,986           9,913          (26,851)            (13,282)
CASH BALANCE BEGINNING OF PERIOD                     15,022          44,008            44,008               53,921
CASH BALANCE END OF PERIOD                          $44,008         $53,921           $17,157             $40,639



                       B.G. BANKING EQUIPMENT, INC.
                     STATEMENT OF STOCKHOLDERS EQUITY

                  Common Stock  Common Stock       Retained
Date                                              Earnings       Total
09-01-1995               2,000          $2,000        $134,632    $136,632
08-31-1996        Net profit                            8,460       8,460
08-31-1996               2,000          $2,000        $143,092    $145,092

08-31-1997          Net profit                         70,714      70,714

08-31-1997               2,000          $2,000        $213,806    $215,806

Unaudited
05-31-1998            Net loss                        (66,295)    (66,295)

05-31-1998               2,000         $2,000        $147,511    $149,511




       Note 1. Organization of Company and Issuance of Common Stock

       a. Creation of the Company

     B.G. Banking Equipment, Inc., (the "Company") was formed under the laws of Kentucky on March 10, 1977 as AAA Alarms and Services, Inc. with an authorized capitalization of 1,000 common shares, $1.00 par value each. On September 1, 1993 the certificate of incorporation was amended changing the name of the Company to B.G. Banking Equipment, Inc.

       b. Description of the Company

     The Company is in the business of buying, selling, trading and refurbishing of financial equipment for banks and other financial institutions.

       c. Issuance of Capital Stock

     On March 11, 1997, the Company issued an aggregate of 2,000 shares of common stock to Roberta Clark and Paul Clark in consideration for $2,000 or $1.00 per share.

       Note 2-Summary of Significant Accounting Policies

       a. Basis of Financial Statement Presentation

     The financial statements presented consist of the balance sheet of the Company as at August 31, 1996 and 1997 and the unaudited balance sheet as of May 31, 1998 and the related statements of operations, stockholders equity and cash flows for the years ended August 31, 1996 and 1997 and the related unaudited statements of operations, stockholders equity and cash flows for the nine months ended May 31, 1997 and 1998.

       b. Cash and cash equivalents

     The Company treats temporary investments with a maturity of less than three months as cash.

       c. Property and Equipment

     Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives using the straight line methods over a period of five years. Maintenance and repairs are charged against income and betterment's are capitalized.

       d. Earnings per share

     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, EARNINGS PER SHARE ("Statement No. 128"). Statement No. 128 applies to entities with publicly held common stock or potential common stock and is effective for financial statements issued for periods ending after December 15, 1997. Statement No. 128 replaces APB Opinion 15, Earnings per Share ("EPS"). Statement No. 128 requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic EPS includes no dilution and is computed by dividing net income by the total number of common shares outstanding for the period. Diluted EPS reflects the potential dilution of securities that could dilute the shares in computing the earnings of the Company such as common stock which may be issuable upon exercise of outstanding common stock options or the conversion of debt into common stock.

     Pursuant to the requirements of the Securities and Exchange Commission, the calculation of the shares used in computing basic and diluted EPS include the shares of common stock outstanding as of May 31, 1998.

     Shares used in calculating basic and diluted net income per share were as follows:


                          Year ended     Year ended    Nine months   Nine months
                          August 31,     August  31,       May 31,       May 31,
                         1996              1997                1997       1998
                    -----------------------------------------------------------
 Total number common
    shares outstanding    2,000            2,000          2,000           2,000


       e. Revenue recognition

     Revenue is recognized when products are shipped or services are rendered.

       f. Selling and Marketing Costs

     Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred

       g. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       h. Significant Concentration of Credit Risk

     At August 31, 1997 and May 31, 1998, the Company has concentrated its credit risk by maintaining deposits in several banks. The maximum loss that could have resulted from this risk totaled $-0- and $-0- respectively which represents the excess of the deposit liabilities reported by the banks over the amounts that would have been covered by the federal insurance.

       i. Asset Impairment

     The Company adopted the provisions of SFAS No. 121, Accounting for the impairment of long lived assets and for long-lived assets to be disposed of effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. There was no effect of such adoption on the Company's financial position or results of operations.

       Note 3 - Sale of Company

     On April 15, 1998, the Company entered into an Agreement of Business Combination, the ("Agreement"), with Maritime Transport & Technology, Inc., a New York corporation, pursuant to which the Company and an affiliated entity controlled my Paul and Roberta Clark exchanged all the issued and outstanding shares of common stock of these entities for 11,282,250 shares of Maritime's common stock.

     The transaction has been accounted for as a reverse acquisition and using the purchase method of accounting with historic costs being the basis of valuation, and accordingly, the accompanying financial statements include the results of operations of the consolidated operations from the effective date of the acquisition May 31, 1998.

       Note 4 - Loan Receivable

     The Company advanced $38,500, pursuant to Note Receivable to Morgan Glass & Mirror, Inc., dated January 1, 1997 with interest at 10.5%. The principal plus interest is due on demand. At August 31, 1997 and May 31, 1998, the net balance due the Company is $38,000 and $13,598 respectively.

     The Company advanced $13,900, pursuant to Note Receivable to AAA Alarm Systems, Inc. dated May 31, 1998 with interest at 10.5%. The principal plus interest is due on demand. At August 31, 1997 and May 31, 1998, the net balance due the Company is $13,900 and $13,900 respectively.

       Note 5 -  Marketable Securities, Available for Sale

     The Company adopted Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities",
which requires that investments in equity securities that have readily determinable fair values and investments in debt securities be classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and Management's investment strategy, the Company's investments have been classified as available-for-sale. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     Securities classified as available-for-sale are carried at estimated fair value, as determined by quoted market prices, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At August 31, 1997, the Company had no investments that were classified as trading or held-to-maturity as defined by the Statement.

     The following is a summary of cash, cash equivalents and available-for-sale securities by balance sheet classification at August 31, 1997:

                                                              Estimated
                      Gross           Gross       Fair
                      Unrealized   Unrealized   Market
                      Cost           Gains      Losses                  Value
 Cash                 $ 53,921           $-0-   $   -0-               $ 53,921
 Total cash and cash
  equivalents         $ 53,921           $-0-   $   -0-               $ 53,921

     The following is a summary of cash, cash equivalents and available-for-sale securities by balance sheet classification at May 31, 1998:

                                                             Estimated
                         Gross           Gross      Fair
                         Unrealized   Unrealized  Market
                         Cost           Gains     Losses          Value
Cash                     $ 23,698           $-0-  $   -0-          $ 23,698
Total cash and cash
   equivalents           $ 23,698          $-0-   $   -0-         $   23,698

       Note 6 -  Assets

       a. Inventory

     Inventory has been recorded at the lower of cost or market under the first-in-first-out method. Inventory components as of August 31, 1997 and May 31, 1998 were goods available for sale aggregating $78,359 and $72,852 respectively.

       b. Capital Assets

     Capital Assets for the Company consisted of the following at August 31, 1997:

         Equipment and tools                          $  34,154
         Autos and trucks                                54,078
         Office equipment                                24,895
         Leasehold improvements                          13,745
         Total                                         $126,872
         Less accumulated depreciation                  114,672
         Total                                        $  12,200





     Capital Assets for the Company consisted of the following at May 31, 1998:

         Asset
         Equipment and tools                          $  46,344
         Autos and trucks                                81,572
         Office equipment                                24,895
         Leasehold improvements                          13,745
         Total                                         $166,556
         Less accumulated depreciation                  139,655
         Total                                        $  26,901



       Note 7 - Related Party transactions

       a. Issuance of Shares of Capital Stock

     The Company issued and aggregate of 2,000 shares of common stock to Paul and Roberta Clark in consideration for $2,000.

       b. Due to Related Parties

     Certain officers of the Company have the following amounts due as of August 31, 1997 and May 31, 1998 aggregating $34,081 and $133,844 respectively. These amounts are payable on demand without interest.

       c. Managerial Relationship

     Mr. Paul Clark is the President of both the Company and Financial Building Equipment Exchange, Inc.

       d. Change in Managerial Control

     On April 15, 1998, the Company exchanged all of its issued and outstanding shares of common stock in exchange for 11,282,250 shares of Maritime pursuant to Agreement. This Agreement enables the Company to have majority managerial and financial control in the decision making process of the Maritime.

     In a separate private transaction, the principals of the Company acquired on in December, 1997 27,943,370 shares of Maritime's common stock, which subsequently reverse split in a ratio of 10 to 1 on April 14, 1998.

       e. Lease of Office Space

     The Company rents an aggregate of 23,976 square feet of office and warehouse space from Paul Clark, the Company's President, located at Building 1535 Memphis Junction Road, Bowling Green, Kentucky, 42101 for a monthly rent of $ 5,000 pursuant to a lease dated August 1, 1998 for 3 years.

       Note 8 - Income Taxes

     The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of August 31, 1997 and May 31, 1998, the Company's current tax liability was $5,849 and $-0- respectively.

       Note 9 - Bank Loans Payable

       Loans Due South Central Bank of Bowling Green, Inc.

     The Company is obligated to repay a loan payable to the South Central Bank of Bowling Green, Inc. in the principal amount of $8,052 in 36 equal monthly installments of $263.54 beginning January 16, 1998 with interest at 11%. The balance due at May 31, 1998 is $7,077. The loan is secured by a 1992 Ford truck.

     The Company is obligated to repay a loan payable to the South Central Bank of Bowling Green, Inc. in the principal amount of $14,052 in 40 equal monthly installments of $342.66 beginning June 20, 1998 with interest at 7.75%. The balance due at May 31, 1998 is $14,052. The loan is secured by a 19925 Buick Park Avenue.

       Note 10 - Loans Payable Investors

     On January 1, 1998, the Company conducted a private placement offering 3,000,000 shares of common stock at $1.00 per share. As of May 31, 1998, the Company received an aggregate of $131,500. The moneys received are reflected as an investor loan payable until the shares of common stock are issued by the Company.





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